PFM MULTI-MANAGER SERIES TRUST

Supplement dated October 23, 2023 to the
Summary Prospectus, Prospectus and Statement of Additional Information
each dated January 27, 2023 for the
PFM Multi-Manager Domestic Equity Fund

This supplement provides new and additional information to the Summary Prospectus, Prospectus and Statement of Additional Information, each dated January 27, 2023. You can find the Summary Prospectus, Prospectus and Statement of Additional Information, as well as other information about the PFM Multi-Manager Domestic Equity Fund (the “Fund”), online at mmst.pfmam.com and may also obtain this information at no charge by calling 1-833-PFM-MMST (1-833-736-6678).

Effective September 28, 2023, Nuance Investments LLC (“Nuance”) no longer serves as a sub-adviser to the Fund. Accordingly, all references to Nuance as a sub-adviser to the PFM Multi-Manager Domestic Equity Fund are hereby removed from the Summary Prospectus, Prospectus and Statement of Additional Information.

Please retain this supplement with your Summary Prospectus, Prospectus, and Statement of Additional Information for future reference.